                                                                   EXHIBIT 10.36


               STOCK EXCHANGE AGREEMENT AND PLAN OF REORGANIZATION

                         DATED ____________ ____, 2002,

                                      AMONG

                           PACER INTERNATIONAL, INC.,

                             PACER LOGISTICS, INC.,

                                DONALD C. ORRIS,

                                  GERRY ANGELI,

                                ROBERT L. CROSS,

                                GARY I. GOLDFEIN,

                                ALLEN E. STEINER,

                                  JOHN W. HEIN

                                       AND

                                RICHARD P. HYLAND

                                TABLE OF CONTENTS


                                                                                           Page No.
                                                                                           --------
SECTION 1.     Exchange of Stock  ............................................................1

SECTION 2.     Closing; Deliveries at Closing.................................................2

SECTION 3.     Representations and Warranties of the Company..................................3

SECTION 4.     Representations and Warranties of the Preferred Shareholders...................4

SECTION 5.     Survival of Representations, Warranties and Covenants..........................7

SECTION 6.     Definitions....................................................................7

SECTION 7.     Expenses.......................................................................8

SECTION 8.     Remedies.......................................................................8

SECTION 9.     Successors and Assigns.........................................................8

SECTION 10.    Entire Agreement...............................................................8

SECTION 11.    Notices........................................................................8

SECTION 12.    Changes........................................................................9

SECTION 13.    Counterparts...................................................................9

SECTION 14.    Headings.......................................................................9

SECTION 15.    Severability...................................................................9

SECTION 16.    Governing Law..................................................................9

     STOCK EXCHANGE AGREEMENT AND PLAN OF REORGANIZATION dated __________ ___, 2002, by and among PACER INTERNATIONAL, INC., a Tennessee corporation (the "Company"), PACER LOGISTICS, INC., a Delaware corporation ("Pacer Logistics"), and DONALD C. ORRIS, GERRY ANGELI, ROBERT L. CROSS, GARY I. GOLDFEIN, ALLEN E. STEINER, JOHN W. HEIN and RICHARD P. HYLAND (each a "Preferred Shareholder", collectively, the "Preferred Shareholders").

                                    PREAMBLE

     The Company currently owns all of the issued and outstanding shares of common stock, $.01 par value, of Pacer Logistics.

     The Preferred Shareholders own all of the issued and outstanding shares of Series B Perpetual Participating Exchangeable Preferred Stock, $.01 par value, of Pacer Logistics (the "Logistics Participating Preferred Stock").

     The Board of Directors of the Company and the Board of Directors of Pacer Logistics have determined that the Company and Pacer Logistics would enjoy various advantages and benefits if Pacer Logistics were a wholly-owned subsidiary of the Company, including without limitation (i) better access to, and an enhanced ability to raise, additional capital, including by way of an initial public offering ("IPO") of the common stock, $.01 par value, of the Company (the "Common Stock"), (ii) a simplified corporate ownership structure for the Company and its subsidiaries, and (iii) reduced costs and increased efficiencies associated with tax, financial and accounting reporting requirements, including the ability to include Pacer Logistics in the Company's consolidated federal and, where applicable, state income tax returns.

     For the foregoing and other reasons, the Company wishes to acquire all of the outstanding Logistics Participating Preferred Stock in exchange solely for shares of Company Common Stock in a transaction intended to qualify as a tax free "B" reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder, pursuant to which the Company would issue and exchange 200 shares of Company Common Stock (after giving effect to the Stock Split referred to below) for each outstanding share of Logistics Participating Preferred Stock.

     The parties hereto desire to provide for the exchange of the Company Common Stock for the Logistics Participating Preferred Stock, all as more specifically set forth herein. Certain capitalized terms used herein have the meanings set forth in Section 6 hereof.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

     SECTION 1. Exchange of Stock. (a) On the terms and subject to the conditions contained in this Agreement, at the Closing (as defined herein), each Preferred Shareholder shall transfer, convey and assign to the Company, all of such Preferred Shareholder's outstanding shares of Logistics Participating Preferred Stock, and, in exchange, the Company shall issue and deliver to such Preferred Shareholder 200 shares of Company Common Stock (after giving effect to the 2 for 1 stock split of the Company Common Stock declared by the Board of Directors of the Company on May __, 2002 (the "Stock Split")) for each share of Logistics Participating

Preferred Stock. No fractional shares of Common Stock shall be delivered upon exchange of the Logistics Participating Preferred Stock. In the event that a fractional share of Common Stock would be delivered to a Preferred Shareholder upon exchange, the number of shares of Common Stock issuable to that Preferred Shareholder will be rounded down to the nearest whole share.

     (b) At the Closing, (i) each Preferred Shareholder shall deliver to the Company the certificate or certificates representing such Preferred Shareholder's shares of Logistics Participating Preferred Stock, accompanied by duly executed stock powers transferring the shares of Logistics Participating Preferred Stock to the Company, in each case sufficient in form and substance to convey to the Company good title to all of such Preferred Shareholder's shares of Logistics Participating Preferred Stock, free and clear of all Encumbrances, and (ii) the Company shall deliver to each Preferred Shareholder a certificate, registered in the name of such Preferred Shareholder, representing the shares of Company Common Stock exchanged for such Preferred Shareholder's shares of Logistics Participating Preferred Stock.

     (c) At the Closing, the Company shall contribute to the capital of Pacer Logistics the shares of Logistics Participating Preferred Stock received by it hereunder by delivering to Pacer Logistics the certificates representing the shares of Logistics Participating Preferred Stock which shares shall be cancelled by Pacer Logistics and assume the status of authorized but unissued shares of preferred stock of Pacer Logistics.

     SECTION 2. Closing; Deliveries at Closing.

     2.1 Closing. The closing (the "Closing") of the transactions contemplated hereby shall take place at the offices of O'Sullivan LLP, 30 Rockefeller Plaza, New York, New York 10112, simultaneously with the execution and delivery of this Agreement.

     2.2 Deliveries at Closing. At the Closing:

     (a) The Company shall deliver to Donald C. Orris, a stock certificate registered in his name representing 464,850 shares of Company Common Stock (after giving effect to the Stock Split), against receipt by the Company of certificate No. BP-1 of Pacer Logistics, dated May 28, 1999, representing 2,329.25 shares of Logistics Participating Preferred Stock.

     (b) The Company shall deliver to Gerry Angeli, a stock certificate registered in his name representing 452,832 shares of Company Common Stock (after giving effect to the Stock Split), against receipt by the Company of certificate No. BP-2 of Pacer Logistics, dated May 28,1999, representing 2,264.16 shares of Logistics Participating Preferred Stock.

     (c) The Company shall deliver to Robert L. Cross, a stock certificate registered in his name representing 452,832 shares of Company Common Stock (after giving effect to the Stock Split), against receipt by the Company of certificate No. BP-3 of Pacer Logistics, dated May 28, 1999, representing 2,264.16 shares of Logistics Participating Preferred Stock.

     (d) The Company shall deliver to Gary I. Goldfein, a stock certificate registered in his name representing 992,750 shares of Company Common Stock (after giving effect to the Stock Split), against receipt by the Company of certificate No. BP-4 of Pacer Logistics, dated May 28, 1999, representing 4,963.75 shares of Logistics Participating Preferred Stock.

     (e) The Company shall deliver to Allen E. Steiner, a stock certificate registered in his name representing 992,750 shares of Company Common Stock (after giving effect to the Stock Split), against receipt by the Company of certificate No. BP-5 of Pacer Logistics, dated May 28, 1999, representing 4,963.75 shares of Logistics Participating Preferred Stock.

     (f) The Company shall deliver to John W. Hein, a stock certificate registered in his name representing 318,474 shares of Company Common Stock (after giving effect to the Stock Split), against receipt by the Company of certificate No. BP-6 of Pacer Logistics, dated May 28, 1999, representing 1,592.37 shares of Logistics Participating Preferred Stock.

     (g) The Company shall deliver to Richard P. Hyland, a stock certificate registered in his name representing 794,200 shares of Company Common Stock (after giving effect to the Stock Split), against receipt by the Company of certificate No. BP-8 of Pacer Logistics, dated May 28, 1999, representing 3,971.00 shares of Logistics Participating Preferred Stock.

     (h) The Company shall deliver the certificates representing the shares of Logistics Participating Preferred Stock referenced in paragraphs (a) through (g) above, duly endorsed for transfer, to Pacer Logistics as a capital contribution.

     SECTION 3. Representations and Warranties of the Company to the Preferred Shareholders. The Company hereby represents and warrants to each of the Preferred Shareholders as follows:

     3.1 Organization, Power, Authority and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee and has all requisite power and authority (corporate or otherwise) to own, lease and operate its assets and properties and to carry on its business as presently conducted and as presently proposed to be conducted.

     3.2 Authority; Authorization, Execution and Delivery; Enforceability; No Conflict. (a) The Company has all requisite power and authority (corporate or otherwise) to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions contemplated hereby. The Company's execution and delivery of this Agreement, and the performance by the Company of its obligations hereunder, have been duly and validly authorized by all requisite action on the part of the Company. This Agreement has been, or upon the Company's execution hereof will be, duly and validly executed and delivered by the Company and constitutes, or upon the Company's execution and delivery hereof will constitute, a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors' rights and remedies generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

     (b) Neither the execution and delivery by the Company of, nor the performance of its obligations under, this Agreement, nor the consummation by the Company of the transactions contemplated hereby, will (i) conflict with, or result in any violation of, or cause a default (with or without notice or lapse of time or both) under, any provision of its charter or by-laws, in each case as amended to the date hereof, (ii) conflict with, or result in any violation of, or cause a default (with or without notice or lapse of time or both) under, or give rise to any right of termination, amendment, cancellation or acceleration of any obligations contained in, or the loss of any benefit under, any term, condition or provision of any Contract to which the Company is a party, or by which the Company or any of its assets or properties are or may be bound, that is material to the Company and its subsidiaries, taken as a whole, (iii) violate any Law applicable to the Company, or (iv) result in an Encumbrance on or against any assets, rights or properties of the Company, or on or against any capital stock or other securities of the Company, or give rise to any claim against the Company or any of its subsidiaries.

     3.3 Consents. No Permit, authorization, consent or approval of or by, or notification of or filing with, any Person (governmental or otherwise) is required for, as a result of, or in connection with the execution, delivery and performance by the Company of this Agreement or the consummation of the transactions contemplated hereby (other than those that have been or will be made or obtained prior to the Closing.

     3.4 Issuance of Common Stock. Upon issuance thereof in accordance with the terms hereof, the shares of Common Stock issued to the Preferred Shareholders in exchange for the Logistics Participating Preferred Stock shall be duly authorized, validly issued, fully paid and nonassessable.

     SECTION 4. Representations and Warranties of the Preferred Shareholders. Each of the Preferred Shareholders, as to himself, represents and warrants to the Company as follows:

     4.1 Title to the Shares. Such Preferred Shareholder (i) is the lawful owner, of record and beneficially, of the number of shares of Logistics Participating Preferred Stock set forth opposite his name on Annex I, and (ii) has good and marketable title to such shares of Logistics Participating Preferred Stock, free and clear of any and all Encumbrances whatsoever and with no restriction on the voting rights and other incidents of record and beneficial ownership pertaining thereto (other than those arising under the Management Shareholders Agreement referred to below). Such Preferred Shareholder is not the subject of any bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar proceeding affecting creditors' rights and remedies generally and has not been adjudicated incompetent or had a guardian or conservator or other official appointed with respect to himself or his property. Except for this Agreement, the lock-up agreement executed by such Preferred Shareholder in connection with the IPO and the Shareholders Agreement dated May 28, 1999 (the "Management Shareholders Agreement") among the Company, Coyote Acquisition LLC, Coyote Acquisition II LLC and the other shareholders named therein, there are no Contracts or other understandings or arrangements between such Preferred Shareholder and any other Person (including any of the other Preferred Shareholders, the Company, or any of the Company's subsidiaries) with respect to the acquisition, disposition, transfer, registration or voting of, or any other matters in any way pertaining or relating to, any of the capital stock or other securities of the Company (including the shares of Logistics Participating Preferred Stock owned by such Preferred Shareholder). Such Preferred Shareholder does not have any right whatsoever to receive or acquire any additional shares of capital stock or other securities of the Company or any of its Subsidiaries, other than, if applicable, Common Stock of the Company upon exercise of options granted under the Company's 1999 Stock Option Plan and contingent rights, if any, arising under the Management Shareholders Agreement.

     4.2 Authority; Authorization, Execution and Delivery; Enforceability; No Conflict. (a) Such Preferred Shareholder has the full and absolute legal right, capacity, power and authority (if applicable, corporate or partnership or otherwise) to execute, deliver and perform his obligations under this Agreement, and to consummate the transactions contemplated hereby. This Agreement has been, or upon the execution hereof will be, duly and validly executed and delivered by such Preferred Shareholder, and this Agreement is, or upon the execution hereof will be, duly and validly executed and delivered by such Preferred Shareholder and constitutes, or upon such Preferred Shareholder's execution and delivery hereof and thereof, will constitute, a valid and binding obligation of such Preferred Shareholder, enforceable against him in accordance with its respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors' rights and remedies generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

     (b) Neither the execution and delivery by such Preferred Shareholder of, nor the performance of his obligations under, this Agreement, nor the consummation by such Preferred Shareholder of the transactions contemplated hereby, will (i) conflict with, or result in any violation of, or cause a default (with or without notice or lapse of time or both) under, or give rise to any right of termination, amendment, cancellation or acceleration of any obligations contained in, or the loss of any benefit under, any term, condition or provision of any Contract to which such Preferred Shareholder is a party or by which such Preferred Shareholder, or any of his assets or properties are, or may be, bound, (ii) violate any Law applicable to such Preferred Shareholder, or
(iii) result in an Encumbrance on or against any assets, rights or properties of such Preferred Shareholder, or give rise to any claim against the Company or any of the Company's subsidiaries.

     4.3 Consents. No Permit, authorization, consent or approval of or by, or any notification of or filing with, any Person (governmental or private) is required for, as a result of, or in connection with the execution, delivery and performance by such Preferred Shareholder of this Agreement or the consummation of the transactions contemplated hereby.

     4.4 Investment Representations.

     (a) Such Preferred Shareholder is acquiring the Common Stock to be received by him hereunder for investment for his own account, not as a nominee or agent, and not with a view to, or for offer or resale in connection with, directly or indirectly, any distribution thereof (or any interest therein) in violation of the Securities Act or any other applicable securities laws.

     (b) Such Preferred Shareholder understands that the shares of Common Stock to be issued to him in exchange for the Logistics Participating Preferred Stock have not been registered under the Securities Act by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Preferred Shareholder's representations and warranties contained in this Agreement; and that the shares of Common Stock must be held by him indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration.

     (c) The Preferred Shareholder acknowledges that, except as is expressly set forth in this Agreement, neither the Company nor any person representing the Company has made any representations with respect to the Company, the IPO or the Common Stock and that neither the Company nor any person representing the Company has provided any information to the Preferred Shareholder with respect to the Company, the IPO or the Common Stock, other than as may be available to the Preferred Shareholder through the Securities and Exchange Commission's EDGAR system.

     (d) The Preferred Shareholder understands that an investment in the Common Stock involves substantial risk. The Preferred Shareholder has experience as an investor in securities of companies and acknowledges that he is able to fend for himself, can bear the economic risk of his investment in the Common Stock, including a total loss of his investment, and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of an investment in the Common Stock and protecting his own interests in connection with this investment.

     (e) The Preferred Shareholder understands that the shares of Common Stock to be received by him hereunder in exchange for the Logistics Participating Preferred Stock are "restricted securities" as defined in Rule 144 under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Preferred Shareholder is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Such Preferred Shareholder further understands that the exemption from registration afforded by Rule 144 depends on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts. The Preferred Shareholder understands that the Company is under no obligation to register any of the Common Stock received by the Preferred Shareholder hereunder, except as may be required under the Management Shareholders Agreement.

     (f) Such Preferred Shareholder further understands that the shares of Common Stock to be issued to such Preferred Shareholder in exchange for the Logistics Participating Preferred Stock will bear the following legend:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED

     UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

     (g) Such Preferred Shareholder is an "accredited investor" as such term is defined in Rule 501 promulgated under the Securities Act.

     SECTION 5. Survival of Representations, Warranties and Covenants. All representations and warranties of the Company and the Preferred Shareholders contained herein shall survive the Closing. All statements contained in any certificate or other instrument delivered by the Company pursuant to this Agreement or in connection with the transactions contemplated by this Agreement shall constitute representations and warranties by the Company or a Preferred Shareholder under this Agreement. All covenants contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

     SECTION 6. Definitions. Capitalized terms used and not otherwise defined herein have the meanings ascribed to them below:

     "Contract" means any loan or credit agreement, note, bond, mortgage, indenture, license, lease, sublease, grant of easement, right of way, purchase order, sale order, service order, or other contract, agreement, commitment, instrument, permit, concession, franchise or license, whether written or oral.

     "Encumbrances" means and includes security interests, mortgages, liens, pledges, charges, easements, reservations, restrictions, rights of way, servitudes, options, rights of first refusal, community property interests, equitable interests, restrictions of any kind and all other encumbrances, whether or not relating to the extension of credit or the borrowing of money.

     "Governmental Entity" means any domestic or foreign government or political subdivision thereof, whether on a federal, state, provincial or local level and whether legislative, executive, judicial in nature, including any agency, authority, board, bureau, commission, court, department or other instrumentality thereof.

     "Law" means any applicable domestic or foreign law, statute, treaty, rule, directive, regulation, ordinance or similar provision having the force or effect of law, whether on a federal, state, provincial or local level, or any applicable order of any Governmental Entity.

     "Permits" means all permits, licenses, authorizations, registrations, franchises, approvals, consents, certificates, variances and similar rights obtained, or required to be obtained, from a Governmental Entity.

     "Person" shall be construed as broadly as possible and shall include an individual or natural person, a partnership (including a limited liability partnership), a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a business, a Governmental Entity, and any other entity.

     "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as the same shall be in effect from time to time.

     SECTION 7. Expenses. Each party to this Agreement shall bear its own expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement.

     SECTION 8. Remedies. In case any one or more of the covenants or agreements set forth in this Agreement shall have been breached by any party hereto, the party or parties entitled to the benefit of such covenants or agreements may proceed to protect and enforce their rights by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement. The rights, powers and remedies of the parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof.

                  SECTION 9. Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall bind and inure to the benefit of the Company, each of the Preferred Shareholders, and their respective successors and assigns.

     SECTION 10. Entire Agreement. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings with respect thereto.

     SECTION 11. Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument given by personal delivery, telex, telecopier or telegram, by overnight courier or by first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the other persons listed below:

                           if to the Company or any Preferred Shareholder, to:
                                    Pacer International, Inc.
                                    2300 Clayton Road, Suite 1200
                                    Concord, California 94520
                                    Attention:  Larry Yarberry
                                    Telephone:  925-887-1577
                                    Facsimile:  925-887-1565

                           with a copy to:
                                    O'Sullivan LLP
                                    30 Rockefeller Plaza
                                    New York, New York  10112

                         Attention: James M. Lurie, Esq.

All such notices, requests, consents and other communications shall be deemed to have been received (a) in the case of personal delivery, telex, telecopier or telegram, on the date of such delivery, (b) in the case of overnight courier, on the next business day and (c) in the case of mailing, on the third business day following the date of such mailing.

     SECTION 12. Changes. The terms and provisions of this Agreement may not be modified or amended, nor any of the provisions hereof waived, temporarily or permanently, except pursuant to an instrument in writing signed by the party against whom the enforcement of any such modification, amendment or waiver is sought.

     SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     SECTION 14. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

     SECTION 15. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed wholly therein except to the extent that mandatory provisions of the laws of the State of Tennessee or the State of Delaware shall be required to be applied with respect to the Company and Pacer Logistics, respectively.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written. PACER INTERNATIONAL, INC.


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    PACER LOGISTICS, INC.


                                    By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                    --------------------------------------------
                                    DONALD C. ORRIS


                                    --------------------------------------------
                                    GERRY ANGELI

                                    --------------------------------------------
                                    ROBERT L. CROSS


                                    --------------------------------------------
                                    GARY I. GOLDFEIN


                                    --------------------------------------------
                                    ALLEN E. STEINER


                                    --------------------------------------------
                                    JOHN W. HEIN

                                    --------------------------------------------
                                    RICHARD P. HYLAND

                                     ANNEX I

                             PREFERRED SHAREHOLDERS
                             ----------------------

                                         Number of Shares of
Name                                     Logistics Participating Preferred Stock

Donald C. Orris                                         2,329.25
Gerry Angeli                                            2,264.16
Robert L. Cross                                         2,264.16
Gary L. Goldfein                                        4,963.75
Allen E. Steiner                                        4,963.75
John W. Hein                                            1,592.37
Richard P. Hyland                                       3,971.00